SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2004

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Commission file number	Exact name of Registrant as specified in its charter, State of incorporation, Address and Telephone number	IRS Employer Identification No.
1-14766	Energy East Corporation (A New York Corporation) P. O. Box 12904 Albany, New York 12212-2904 (518) 434-3049 www.energyeast.com	14-1798693

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(c)  Exhibits
99-1	Energy East Corporation's news release dated May 7, 2004.

Item 9.  Regulation FD Disclosure and Item 12. Results of Operation and Financial Condition

News Release Concerning First Quarter 2004 Financial Results

On May 7, 2004, Energy East Corporation issued a news release concerning its financial results for the quarter and 12 months ended March 31, 2004.

The news release is attached as Exhibit 99-1 to this document and is being furnished under Item 9, Regulation FD Disclosure and Item 12, Disclosure of Results of Operations and Financial Condition, of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 7, 2004	ENERGY EAST CORPORATION (Registrant) By /s/Robert D. Kump Robert D. Kump Vice President, Treasurer and Secretary